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                                                                    EXHIBIT 10.4


                                AMENDMENT NO. 1

                                       TO

                              EMPLOYMENT AGREEMENT

                                  BY AND AMONG

                        INTERNET GLOBAL SERVICES, INC.,

                (FORMERLY KNOWN AS IGS ACQUISITION CORPORATION)

                             eVENTURES GROUP, INC.

                                      AND

                               PATRICK G. MACKEY

         This Amendment No. 1 to Employment Agreement (this "Amendment") is made and entered into as of September 25, 2000, by and among Internet Global Services, Inc., a Texas corporation (the "Company"), eVentures Group, Inc., a Delaware corporation ("eVentures") and Patrick G. Mackey (the "Employee").

                                  WITNESSETH:

         WHEREAS, the Company and the Employee entered into an Employment Agreement dated as of March 10, 2000 (the "Employment Agreement");

         WHEREAS, eVentures executed a Joinder to the Employment Agreement dated March 10, 2000 (the "Joinder"), for the sole purpose of performing the Company's obligations under Sections 4, 5, and 7 of the Employment Agreement;

         WHEREAS, the Company is a wholly-owned subsidiary of eVentures;

         WHEREAS, eVentures is undergoing an internal corporate reorganization (the "Reorganization") that will consolidate the operations of the Axistel Communications, Inc., e.Volve Technology Group, Inc. and the Company;

         WHEREAS, pursuant to the Reorganization, the consolidation of the Company will occur through a merger of the Company with and into an operating company ("Opco") that is a wholly-owned subsidiary of eVentures, or through the contribution of the Company's capital stock to Opco;

         WHEREAS, the Company and the Employee desire to modify and clarify the Employee's position and duties within the Company, eVentures and Opco;



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         WHEREAS, effective as of September 7, 2000 and upon notice by the
Company to the Employee of the consummation of the Reorganization, Opco will replace the Company as a party to the Employment Agreement as set forth in this Amendment; and

         WHEREAS, the capitalized terms used herein without definition shall have the meaning assigned to such terms in the Employment Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations hereinafter set forth, the parties agree as follows:

         1. Parties to the Employment Agreement. Effective as of September 7, 2000 and upon notice to the Employee by the Company of the consummation of the Reorganization, the Employee will remain the "Employee" in the Employment Agreement. Effective as of September 7, 2000 and upon notice to the Employee by the Company of the consummation of the Reorganization and Opco's execution of a counterpart signature page to the Employment Agreement and this Amendment, Opco will replace the Company as "Company" in the Employment Agreement and Opco will assume all of the obligations under the Employment Agreement with respect to the Employee.

         2. Amendment to Section 1. Effective as of September 7, 2000 and upon notice by the Company to the Employee of the consummation of the Reorganization:

         (a) the Employee will no longer serve as Chief Financial Officer of the Company and will instead serve as Senior Vice President of Administration of Opco and eVentures;

         (b) the first sentence of Section 1 of the Employment Agreement is hereby deleted and replaced with the following:

         "The Company hereby employs the Employee as Senior Vice President of Administration of the Company, reporting directly to the Executive Vice President and Chief Financial Officer ("Chief Financial Officer") of the Company, and the Employee accepts such employment for the term of employment specified in Section 3 below."

         ; and

         (c) the second sentence of Section 1 of the Employment Agreement is hereby deleted and replaced with the following:

         "During the Employment Term (as defined below), the Employee shall serve as Senior Vice President of Administration of the Company, and shall be responsible for the human resources, risk management, corporate facilities, training and corporate communications of the Company, and shall have such other powers and perform such other additional executive duties consistent with his position, including but not limited to serving as



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         Senior Vice President of Administration of eVentures Group, Inc.
         ("eVentures"), as may from time to time be assigned to him by the Chief Financial Officer or the Board of Directors of the Company or such other person or entity designated by the Chief Financial Officer or the Board of Directors of the Company."

         3. Amendment to Section 6(e)(i). Effective as of September 7, 2000 and upon notice by the Company to the Employee of the consummation of the Reorganization, the words "Chief Financial Officer" in Section 6(e)(i) of the Employment Agreement are hereby deleted and replaced with "Senior Vice President of Administration".

         4. No Other Amendments. Except as expressly modified by this Amendment, all terms and provisions of the Employment Agreement shall remain in full force and effect.

         5. Assignment. The Employee may not assign his interest in or delegate his duties under this Amendment. Notwithstanding anything else in this Amendment to the contrary, the Company or eVentures may assign this Amendment to and all rights hereunder shall inure to the benefit of any person, firm or corporation succeeding to all or substantially all of the business or assets of the Company or eVentures by purchase, merger or consolidation.

         6. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Texas applicable to contracts executed and to be performed entirely within said State.

         7. Miscellaneous. The provisions of this Amendment shall survive the termination of the Employee's employment with the Company. This Amendment, together with the Employment Agreement, contain the entire agreement of the parties relating to the subject matter hereof. This Amendment, together with the Employment Agreement, supersede any prior written or oral agreements or understandings between the parties relating to the subject matter hereof. No modification or amendment of this Amendment shall be valid unless in writing and signed by or on behalf of the parties hereto. A waiver of the breach of any term or condition of this Amendment shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition. This Amendment is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Amendment, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be held invalid or unenforceable, such invalidity and unenforceability shall not affect the remaining provisions hereof and the application of such provisions to other persons or circumstances, all of which shall be enforced to the greatest extent permitted by law. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof.



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         8. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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         IN WITNESS WHEREOF, the parties have duly executed and delivered this
Amendment as of the date first written above.

                                INTERNET GLOBAL SERVICES. INC.

                                By: /s/ STUART J. CHASANOFF
                                   ---------------------------------------------
                                Name: Stuart J. Chasanoff
                                     -------------------------------------------
                                Title: Vice President and Secretary
                                      ------------------------------------------


                                eVENTURES GROUP, INC.

                                By: /s/ STUART J. CHASANOFF
                                   ---------------------------------------------
                                Name: Stuart J. Chasanoff
                                     -------------------------------------------
                                Title: Senior Vice President and General Counsel
                                      ------------------------------------------


                                   /s/ PATRICK G. MACKEY
                                   ---------------------------------------------
                                        Patrick G. Mackey